UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005

                               __________________

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-24020                  61-1321992
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
       of Incorporation)           File Number)           Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                     40222
      (Address of Principal                                   (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.   Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

             On March 24, 2005, Sypris Solutions, Inc. (the "Company") announced that its Vice President and Chief Financial Officer, David D. Johnson, has expressed his intention to leave the Company effective May 13, 2005 to become the Chief Financial Officer of Molex Incorporated (NASDAQ: MOLX and MOLXA), a global electronic components company based in Lisle, Illinois. The Company also announced that Anthony C. Allen, 46, Vice President, Treasurer and Assistant Secretary of the Company, will be appointed acting Chief Financial Officer effective May 13, 2005. Mr. Allen has served as Vice President, Treasurer and Assistant Secretary of the Company since December 2004 and as Vice President of Finance and Information Systems and Assistant Secretary of the Company from 2003 to December 2004. Mr. Allen served as Vice President, Controller and Assistant Secretary of the Company from 1997 to 2003. The full text of the press release is set forth in Exhibit 99 hereto.


Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number        Description of Exhibit
     --------------        ----------------------

           99              Press release issued March 24, 2005.






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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 24, 2005             Sypris Solutions, Inc.

                                  By: /s/ David D. Johnson
                                      ------------------------------------------
                                      David D. Johnson
                                      Vice President and Chief Financial Officer





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                                INDEX TO EXHIBITS


   Exhibit
   Number                              Description
   -------                             -----------

      99           Registrant's press release dated March 24, 2005.